The Future In Oligo Drugs

Joseph Ramelli, CEO
January 9, 2017

Forward Looking Statement

Statements made in this news release may be forward-looking statements within the meaning of Federal Securities laws that are subject to certain risks and uncertainties and involve factors that may cause actual results to differ materially from those projected or suggested. Factors that could cause actual results to differ materially from those in forward-looking statements include, but are not limited to: (i) the ability of Marina Biotech to successfully integrate its business the operations with that of IthenaPharma; (ii) the ability of Marina Biotech to obtain funding to support its clinical development; (iii) the ability of Marina Biotech to attract and/or maintain manufacturing, research, development and commercialization partners; (iv) the ability of Marina Biotech and/or a partner to successfully complete product research and development, including preclinical and clinical studies and commercialization; (v) the ability of Marina Biotech and/or a partner to obtain required governmental approvals; and (vi) the ability of Marina Biotech and/or a partner to develop and commercialize products prior to, or compete favorably with those of, competitors. Additional factors that could cause actual results to differ materially from those projected or suggested in any forward-looking statements are contained in Marina Biotech's most recent filings with the Securities and Exchange Commission. Marina Biotech assumes no obligation to update or supplement forward-looking statements because of subsequent events.

Investment Highlights

- Biopharmaceutical company focused on innovative therapeutics for disease intersections of arthritis, hypertension, and cancer (OTC: MRNA)
- Strong platform for the delivery of oligonucleotide therapeutics
- CEQ508 delivers orally shRNA that targets the mRNA of beta-catenin, currently in clinical development for familial adenomatous polyposis (FAP).
- CEQ508 achieved significant beta-catenin knockdown during a phase I study.
- Merger with IthenaPharma brings two clinical products (IT-102/IT-103) with proven activity against FAP to kickstart and de-risk the CEQ508 program
- IT-102/IT-103- Novel celecoxib Fixed Dose Combinations (FDCs)
  - Being developed for the treatment of combined arthritis/hypertension
  - Rapid and cost effective 505(b)2 approval pathway
  - IT-102/IT-103 will be further developed as enhancer of CEQ508 (Celecoxib has proven activity against FAP)

Transformative Merger with IthenaPharma



Strong Pipeline of De-risk Oligo Drugs
Rapid Access to Revenue
Strong Operational Team
Marina
Clinical Assets
Novel Celecoxib-FDCs
Rapid Go to Market
De-risk and Accelerate internal tkRNAi program
Scientific and Commercial Support
Operational Support
Financial Support
Collaborators
Stocosil
Lipomedics
Oncotelic
Glucotelic
Partners
Autotelic Inc
Autotelic Taiwan
Autotelic Korea
Autotelic India
Investors
Autotelic LLC
Chairman of the Board
Synergy on combined Programs
Oral Formulations
Nanoparticle technology
Immune Oncology antisense
MSA agreement
Global Business Development Team
Corporate Team
R&D Team
(50 FTEs available to Marina)
Credit Line
Additional Funding as needed

Marina Biotech: The Future in Medicine


Targeted
Non-Targeted
Future
Right Drug for Right Pt
Individualized drugs
-Small Molecules
-Biologics
-Oligos
MARINA BIOTECH
Present
Right Drug for the Right Group
Target oriented drugs
-Small Molecules
-Biologics
Past
One Drug for Everyone
Trial and error based drugs
-Small Molecules
Population
Individual

Medicine should be as simple as entering the DNA sequence into a synthesizer

2016 ‘Watershed Year’ for Oligonucleotide Therapeutics

2 Potential Blockbuster Approved for Previously Untreatable Diseases

SAREPTA
THERAPEUTICS

IONIS
PHARMACEUTICALS

Eteplirsen for

Duchenne muscular dystrophy

Nusinersen for spinal muscular atrophy

MARINA
BIOTECH

Marina Bio is uniquely positioned to ride the oligo wave:

- Unique CRN oligo chemistries
  -Alternative to Ionis
- SMARTICLES & tkRNAi deliveries
  -Enhancing delivery will make treatments more effective

Core Competence: Delivery of Oligo Drugs

Systemic Delivery
SMARTICLES
[1]Relapsed/Refractory non-Hodgkin's Lymphoma
[2]Hepatocellular Carcinoma
[3]Liver Cancer



Oral Delivery
tkRNAi
[4]Familial Adenomatous Polyposis

Clinical Programs
[1]ProNAi Therapeutics
[2]Mirna Therapeutics
[3]MiNA Therapeutics
[4]Marina Biotech

	Technology	*US Issued or Allowed*	*Foreign Issued or Allowed*	*Worldwide Pending*
Delivery	SMARTICLES	14	82	44
	SMARTICLES Manufacturing Methods	--	6	15
	tkRNAi	1	10	7
	Phage Display Library	4	--	--
	Targeting, conjugating & condensing peptides	2	11	17

About *transKingdom* RNA interference (*tk*RNAi™)

- Non-pathogenic bacteria engineered to produce, deliver and release interfering RNA mediators (shRNA) to targeted tissue
- Efficient delivery to the epithelium of the gastrointestinal tract via oral administration
- CEQ508: siRNA against beta-Catenin. Lead program for tkRNAi platform.
- Safe and well tolerated with daily dosing of up to 10^{11} cfu (colony forming units) in non-human primates for 9 months
- START-FAP (Safety and Tolerability of An RNAi Therapeutic in Familial Adenomatous Polyposis) proof of concept clinical trial with CEQ508
- CEQ508 granted orphan drug designation by the FDA (Dec 2010)
- CEQ508 granted fast track designation by the FDA (Aug 2015)

transKingdom RNAi (*tk*RNAi) Platform


Compound is taken orally by the patient
Invasin
Invasin receptor
Receptor-mediated cell entry
Bacterial lysis in endosome
Endosome lysis and shRNA release into cytoplasm
shRNA
to Dicer for processing
shRNA
Dicer enzyme
The Dicer enzyme cleaves a portion off the end of the RNA
RISC loading
Active RISC
Guide strand
Degraded mRNA

Current Pipeline: CRC/FAP

1
- Select the Target

2
- Select the Chemistry

3
- Select the Delivery

4
- Select the Enhancer



Target
- Catenin
- Datamining
- Basic Research
- University Collaborators

Chemistry
- Plasmid DNA
- siRNA Gene Knockdown
- Non-synthetic

Delivery
- Oral
- tkRNA platform
- Noncolonizing attenuated bacteria

Enhancer
- Celecoxib
- IT-102/IT-103
- Celecoxib FDC
- Reduced side effect

Pipeline
- M-101- FAP
- M-201-CRC
- IT-102-Arthritis/HTN
- IT-103-Arthritis/HTN

Familial Adenomatous Polyposis (FAP)

- Rare hereditary disease
  - Mutation in Adenomatous Polyposis Coli (APC) gene
  - Causes dysregulation and accumulation of β-catenin
  - Results in numerous colon polyps appearing in early adolescence with potential for rapid disease progression
  - Clinical drug product, CEQ508, targets β-catenin oncogene
- Unmet medical need
  - ~80,000 patients worldwide (orphan status)
  - Near 100% risk of colon cancer if untreated
  - Treatment options:
    - Surgical intervention (colectomy) is the only available treatment to prevent colon cancer progression
    - No generally accepted pharmaceutical approach is available
- U.S. FAP Market Potential: ~$100 MM
  - Opportunities to expand into CRC


Familial adenomatous polyposis
Colon

Rationale for Selection of β-Catenin



APC mutation
β-catenin dysregulation
K-Ras mutation
P53 loss
Other changes…
Adenoma
Early – Medium – Late Phase
Invasive carcinoma
Metastases

- APC mutation results in β-catenin dysregulation and hyperproliferation
- Subsequent mutations lead to invasive carcinoma and metastases

Proof of Concept:
Efficacy in the APC^{min} Mouse Model


Control


SL-siGFP


SL-siCATENIN

- Intestinal polyp burden significantly reduced with treatment targeting β-catenin
- Total polyp surface significantly reduced with treatment targeting β-catenin
- Study Overview:
  - *Salmonella Typhimurium* (mouse active *tk*RNAi vector)
  - shRNA identical to CEQ508 clinical candidate
  - n = 38 animals
  - Treatment period = 6 weeks


Number of Polyps
35
30
25
20
15
10
5
0
Control
SL-siGFP
SL-siCATENIN

CEQ508 Phase 1b/2a Clinical Trial:
Dose Escalation Phase



Dosing Group 1 (10^8 cfu/dose)
Dosing Group 2 (10^9 cfu/dose)
Dosing Group 3 (10^10 cfu/dose)
Dosing Group 4 (10^11 cfu/dose)
Data Review Committee (DRC)
Patients
1
2
3
4
5
6
7
8
9
10
11
12

- *START-FAP (Safety and Tolerability of An RNAi Therapeutic in Familial Adenomatous Polyposis) proof of concept clinical trial with CEQ508*
- Dose Escalating Phase with 4 cohorts, 12 patients (3 patients/cohort)
- Daily, oral administration of CEQ508 for 28 days
- Cohort 1 and Cohort 2 completed

Marginal Beta-Catenin Knockdown in Cohort 1


Beta_Catenin (Normalized Ct x -1) vs. N.M./Polyp (Cohort 1)
Beta_Catenin (Normalized Ct x -1)
2.0
1.5
1.0
0.5
0.0
Baseline
EOT
Baseline
EOT
Baseline
EOT
Baseline
EOT
Baseline
EOT
Colon
Duodenum
Ileum
Colon
Duodenum
N.M.
Polyp
N.M./Polyp / Area 2 / Baseline/EOT

- *Polyps, Cohort1. Non-significant overall decrease with EOT (P=0.1163)*
- *Statistics: Mixed ANOVA model for all the data including replicates for Normal Mucosa and Polyps. Factors: 1) Treatment: Baseline or EOT for overall effect 2) Tissue: Area 3)Interaction: Area x Treatment 4) Replicate nested in Treatment and Area to take into account pseudo-replication performed in triplicate for each sample 5) Random factor to identify each patient. Separate variance component that takes into account multiple measurements taken from the same patient.*

Significant Beta-Catenin Knockdown in Cohort 2



Beta_Catenin (Normalized Ct x -1) vs. N.M./Polyp (Cohort 2)
Beta_Catenin (Normalized Ct x -1)
2.5
2.0
1.5
1.0
0.5
Baseline
EOT
Antrum
Colon
Duodenum
Ileum
N.M.
Polyp
N.M./Polyp / Area 2 / Baseline/EOT

- *Polyps, Cohort2. Significant overall decrease with EOT (P=0.0005), decrease in Ileum (P=0.012) and decrease in duodenum (P<0.0001) with EOT.*
- *Statistics: Mixed ANOVA model for all the data including replicates for Normal Mucosa and Polyps. Factors: 1) Treatment: Baseline or EOT for overall effect 2) Tissue: Area 3)Interaction: Area x Treatment 4) Replicate nested in Treatment and Area to take into account pseudo-replication performed in triplicate for each sample 5) Random factor to identify each patient. Separate variance component that takes into account multiple measurements taken from the same patient.*

Conclusions

- Completion of Cohort 1 and Cohort 2
- Well tolerated with no SAEs
- Catenin analysis completed
  - High level of Catenin expression among duodenum and Ileum for both Polyps and Normal
  - Demonstration of statistically significant Catenin Knockdown for Cohort 2 along the Duodenum and Ileum
- M-101 Program Following IthenaPharma acquisition
  - M-101 = IT-102 + CEQ508
  - IT-102 (Celecoxib/Lisinopril FDC) will be used as enhancer of CEQ508
  - IT-102 is expected to block the COX-2 and the ACE escape pathways
  - Development and acceptance of SPA for the pivotal phase II/III trial for approval (2H2017)

CEQ508 Phase II/III Proposed Outline

Protocol Title:	**A PHASE II/III DOUBLE-BLIND, PLACEBO CONTROLLED, RANDOMIZED, MULTI-CENTER, PARALLEL GROUP STUDY OF SINGLE DAILY DOSES OF CEQ508, AN RNAi-BASED THERAPY FOR FAMILIAL ADENOMATOUS POLYPOSIS**
Study Phase:	Phase II/III
Study Medication:	M-101: CEQ508, a *tk*RNAi drug candidate (live *E.coli* carrying RNAi to silence β-catenin), and Celecoxib/Lisinopril FDC
Endpoints:	Primary: • The primary study endpoint is the reduction in the "polyp burden" (one anatomic site selected – either duodenal, ileum or colon (most common)) • Co-primary endpoint is reduction in the number of duodenal and colorectal polyps Secondary: TBD (time to colectomy or bowel resection; quality of life measure)
Patient Population:	• Patients 16 years or older with known FAP and attenuated FAP (AFAP)
Sample Size:	• 80-120 patients • 40-60 per treatment arm at 2:1 ratio for treated/control
Procedures:	• 3 colonoscopies/endoscopies with biopsies • PE, labs, biomarker evaluation as per FAP.01 • Tattoo, photographs, expert panel video review sessions • β-catenin (and downstream genes) expression level changes

M-101: Inhibition of Catenin for Treatment of FAP

Clinical Efficacy

- **<u>Celecoxib</u>**
- Systemic Therapy
- Clinically Proven to be Effective

Clinical Safety

- **<u>Lisinopril</u>**
- Suppression of Celecoxib Tox.

Targeted Efficacy

- **<u>CEQ-508</u>**
- Local Therapy
- Preclinical POC



M-101 Rationale


CEQ508- Direct
Celecoxib- Indirect
Olmesartan / Lisinopril
Genes
MSI
(MMR mutation)
(MLH1 methylation)
APC,
β-Catenin
CIN
(e.g., CDC4)
KRAS,
BRAF
PIK3CA,
PTEN
TP53,
BAX
SMAD4,
TGFBR2
?
Progression
Normal epithelium
Small adenoma
Large adenoma
Cancer
Metastasis
Epithelium
Lamina propria
Muscularis mucosa
Submucosa
Growth Factors
COX-2
15-PGDH
Celecoxib
EGFR
TGF-β
Red blockers denote tumor-suppressor factors that are turned off in colon cancer
Green arrows denote oncogenic mediators that are turned on in colon cancer

Enhancer of CEQ508: Celecoxib FDCs

IT-102: Lisinopril + Celecoxib


Lisinopril
Celecoxib
IT-102

- Near term approval for treatment of combined arthritis/hypertension
- Continued development as enhancer for CEQ508 in M-101.
- Reduces side effects (hypertension and edema) associated with Celecoxib treatment
- Allow to go to higher dose and to unmask the therapeutic potential of celecoxib. Celecoxib was previously approved at high dose for FAP.
- Improve patients' compliance to anti-hypertensive treatment
- Convenience for the patients - One Pill/One Rx
- Increase usage expected for Celebrex following recent demonstration that Celebrex is as safe as Ibuprofen and Naproxen in recent PRECISION trial.
- "Prospective Randomized Evaluation of Celebrex Integrated Safety vs. Ibuprofen or Naproxen", three arm studies with 24,081 patients randomly assigned to Celebrex, ibuprofen and naproxen.

Inhibition of Celecoxib Edema

Olmesartan and lisinopril can reduce celecoxib-associated edema


+Any
Celebrex
Lisinopril + Celebrex
% Edema
40
30
20
10
0
0
80
160
240
320
Days on Celebrex
+Any
Celebrex
Olmesartan + Celebrex
0
80
160
240
320
Days on Celebrex

Data from our analysis of Patient Level Data with 4.3M pts on celecoxib, 1.58M pts with BP readings, 870K pts with identified edema

Potentially Better PK & Safety vs. Competitor (KIT-302)

Parameters	Celecoxib	Lisinopril/IT-102	Olmesartan/IT-103	Amlodipine-KIT 302
Metabolism	Liver	No metabolism, excreted unchanged	No further metabolism after activation	Liver
Enzyme	Primary CYP2C9; CYP3A4 (<25%)	Not Applicable	Not Applicable	CYP3A4
Half life ($T_{1/2}$)	11 hours	12 hours	13 hours	35-50 hours
Edema	4.5% (400mg, bid); 2.1% (200mg od)		Chest pain, edema, >0.5%	1.8% (2.5mg), 3.0% (5mg), 10.8% (10mg)

- IT-102/IT-103 are not metabolized by the liver as is celecoxib
  - Lower opportunity for drug-drug interactions
- IT102/IT-103 have comparable terminal half life (T1/2) to celecoxib
  - Better opportunity for fixed-dose combination pill
- IT102/IT103 do not have overlapping toxicities
- *KIT-302 = Celecoxib + Amlodipine, being developed by Kitov Pharmaceutical (NASDAQ/TASE: KTOV)*

Clearly Defined Regulatory Path

- 505(b)(2) regulatory pathway
- Clinical studies for each FDC – IT-102 or 103
- One Phase I bioequivalence and one small Phase III (efficacy and safety) study:
  - Bioequivalence study at highest and lowest dose strength in healthy subjects
  - One Phase III efficacy and safety study in patients
  - Clinical studies to be completed in 6-12 months. Both studies are to be conducted concurrently

Clinical Study	No. of Subjects	Length
BE	60	3-5 months
Phase III	150-250	6-12 months

Large Market for Arthritis and HTN

- IT-102/IT-103 is being developed for treatment of combined arthritis/hypertension
- Total market size potentially $450M - even at 8% market penetration that is $35M annually.
- Total addressable market of ~4M patients
  - Large salesforce targeting GP doctors
  - Partnering opportunity with large pharma
- Carve out for a smaller internal salesforce
  - 733,000 in assisted living facilities in US (median age>85yrs): 39% with HTN only/ 9% with Arthritis only/ 18% with both
  - Addressable market of 132,000 pts serviced by few operators of assisted living facilities

Investment Highlights

- Biopharmaceutical company focused on innovative therapeutics for disease intersections of arthritis, hypertension, and cancer (OTC: MRNA)
- Strong platform for the delivery of oligonucleotide therapeutics
- CEQ508 delivers orally shRNA that targets the mRNA of beta-catenin, currently in clinical development for familial adenomatous polyposis (FAP).
- CEQ508 achieved significant beta-catenin knockdown during a phase I study.
- Merger with IthenaPharma brings two clinical products (IT-102/IT-103) with proven activity against FAP to kickstart and de-risk the CEQ508 program
- IT-102/IT-103- Novel celecoxib Fixed Dose Combinations (FDCs)
  - Being developed for the treatment of combined arthritis/hypertension
  - Rapid and cost effective 505(b)2 approval pathway
  - IT-102/IT-103 will be further developed as enhancer of CEQ508 (Celecoxib has proven activity against FAP)